November 4, 2026

Burford Reports 3Q26 and YTD26 Financial Results

Burford Capital Limited (“Burford”), the leading global finance and asset management firm focused on law, announces its unaudited financial results for the three and nine months ended September 30, 2026 (“3Q26” and “YTD26”, respectively). The full detailed presentation of Burford’s 3Q26 and YTD26 financial results can be viewed at http://investors.burfordcapital.com.

Christopher Bogart, Burford Capital’s Chief Executive Officer, commented:

“Burford had its strongest quarter this year, with robust portfolio activity and good cash generation. Total revenues of $135 million would have been well over $200 million1 if not for the non-cash increase in market discount rates. We also achieved $100 million of de-leveraging and retired our nearest-term debt maturity. We closed the quarter with more than a half-billion dollars of cash on hand.

“After the quarter ended, we also brought in a further $64 million in cash from the resolution of a 2015 vintage matter, generating a 12x return2.”

Burford will hold a conference call for investors and analysts at 9.00am EST / 2.00pm GMT on Wednesday, November 4, 2026. For swift access to the conference call at the time of the event, pre-registration is encouraged at https://events.q4inc.com/analyst/456229723?pwd=T9QNwaEW. The dial-in numbers for the conference call are +1 (585) 542-9983 (USA) or +1 (833) 461-5787 (USA & Canada toll free) / +44 117 389 0104 (UK) or +44 808 196 8935 (UK toll free), and the access code is 456229723. To minimize the risk of delayed access, participants are urged to dial into the conference call by 8.40am EST / 1.40pm GMT.

A live audio webcast and replay will also be available at https://events.q4inc.com/attendee/456229723, and pre-registration at that link is encouraged.

For further information, please contact:

Burford Capital Limited
For investor and analyst inquiries:
Rob Bailhache, Head of EMEA & Asia Investor Relations - email	+44 (0)20 3530 2023
For press inquiries:
David Helfenbein, Senior Vice President, Communications - email	+1 646 504 7074

Deutsche Numis - NOMAD and Joint Broker	+44 (0)20 7545 8000
Duncan Monteith
Charlie Farquhar
1 Adjusted total revenues is a non-GAAP financial measure. The non-GAAP financial measures should not be considered in isolation from, as substitutes for, or superior to, financial measures calculated in accordance with US GAAP. See “Forward-looking statements” and “Non-GAAP financial measures” for more information. See the full detailed presentation of Burford’s 3Q26 financial results for additional information on how adjusted total revenues are calculated.
2 Return on invested capital (“ROIC”) from a concluded asset is the absolute amount of realizations from such asset in excess of the amount of expenditure incurred in financing such asset divided by the amount of expenditure incurred, expressed as a percentage figure. See “Forward-looking statements” and “Key performance indicators” for more information. See the full detailed presentation of Burford’s 3Q26 financial results for additional information on ROIC.

BofA Securities – Joint Broker	+44 (0)20 7628 1000
David Lloyd
Philip Garthwaite

Jefferies International Limited - Joint Broker	+44 (0)20 7029 8000
Graham Davidson
James Umbers

Berenberg – Joint Broker	+44 (0)20 3207 7800
Toby Flaux
James Thompson

About Burford Capital

Burford Capital is the leading global finance and asset management firm focused on law. Its businesses include litigation finance and risk management, asset recovery and a wide range of legal finance and advisory activities. Burford is publicly traded on the New York Stock Exchange (NYSE: BUR) and the London Stock Exchange (LSE: BUR) and works with companies and law firms around the world from its global network of offices.

For more information, please visit www.burfordcapital.com.

This press release does not constitute an offer to sell or the solicitation of an offer to buy any ordinary shares or other securities of Burford.

This press release does not constitute an offer of any Burford private fund. Burford Capital Investment Management LLC, which acts as the fund manager of all Burford private funds, is registered as an investment adviser with the US Securities and Exchange Commission. The information provided in this press release is for informational purposes only. Past performance is not indicative of future results. The information contained in this press release is not, and should not be construed as, an offer to sell or the solicitation of an offer to buy any securities (including interests or shares in any of Burford private funds). Any such offer or solicitation may be made only by means of a final confidential private placement memorandum and other offering documents.

Forward-looking statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the US Securities Act of 1933, as amended, and Section 21E of the US Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor provided for under these sections. In some cases, words such as “aim”, “anticipate”, “believe”, “continue”, “could”, “estimate”, “expect”, “forecast”, “guidance”, “intend”, “may”, “plan”, “potential”, “predict”, “projected”, “should” or “will”, or the negative of such terms or other comparable terminology, are intended to identify forward-looking statements. Although Burford believes that the assumptions, expectations, projections, intentions and beliefs about future results and events reflected in forward-looking statements have a reasonable basis and are expressed in good faith, forward-looking statements involve known and unknown risks, uncertainties and other factors, which could cause Burford’s actual results and events to differ materially from (and be more negative than) future results and events expressed, projected or implied by these forward-looking statements. Factors that might cause future results and events to differ include, among others, those discussed in the “Risk Factors” section of Burford’s Annual Report on Form 10-K for the year ended December 31, 2025 filed with the US Securities and Exchange Commission on February 26, 2026 and in Burford’s subsequent Quarterly Reports on Form 10-Q. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements contained in the periodic and current reports that Burford files with or furnishes to the US Securities and Exchange Commission. Many of these factors are beyond Burford’s ability to control or predict, and new factors emerge from time to time. Furthermore, Burford cannot assess the impact of each such factor on its business or the extent to which any factor or combination of factors may cause actual results and events to be materially different from those contained in any forward-looking statement. Given these uncertainties, readers are cautioned not to place undue reliance on Burford’s forward-looking statements.

All subsequent written and oral forward-looking statements attributable to Burford or to persons acting on its behalf are expressly qualified in their entirety by these cautionary statements. The forward-looking statements speak only as of the date of this press release and, except as required by applicable law, Burford undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Non-GAAP financial measures

Burford uses certain non-GAAP financial measures, such as adjusted total revenues. Burford believes that adjusted total revenues are an important measure of Burford’s operating and financial performance and are useful to management and investors when assessing the performance of Burford-only capital provision assets. The non-GAAP financial measures should not be considered in isolation from, as substitutes for, or superior to, financial measures calculated in accordance with US GAAP.

Key performance indicators

Burford uses certain unaudited key performance indicators (“KPIs”). The KPIs are presented because Burford uses them to monitor its financial condition and results of operations and/or Burford believes they are useful to investors, securities analysts and other interested parties. The presentation of the KPIs is for informational purposes only and does not purport to present what Burford’s actual financial condition or results of operations would have been, nor does it project its financial condition at any future date or its results of operations for any future period. The presentation of the KPIs is based on information available as of the date of this press release and certain assumptions and estimates that Burford believes are reasonable.